SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Municipal Trust
(Name of Registrant as Specified In Its Charter)

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SPARTAN MICHIGAN MUNICIPAL INCOME FUND
SPARTAN MINNESOTA MUNICIPAL INCOME FUND
SPARTAN MUNICIPAL INCOME FUND
SPARTAN OHIO MUNICIPAL INCOME FUND
SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND
SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
FIDELITY ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND*
FUNDS OF
FIDELITY MUNICIPAL TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198
1-877-208-0098 (for Fidelity Advisor Short-Intermediate
Municipal Income Fund)

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund (the funds), will be held at an office of Fidelity Municipal Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on April 14, 2004, at 10:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without share-holder approval.

2. To elect a Board of Trustees.

The Board of Trustees has fixed the close of business on February 17, 2004 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

February 17, 2004

* Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Spartan Short-Intermediate Municipal Income Fund.

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the control number found on your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY MUNICIPAL TRUST:
SPARTAN MICHIGAN MUNICIPAL INCOME FUND
SPARTAN MINNESOTA MUNICIPAL INCOME FUND
SPARTAN MUNICIPAL INCOME FUND
SPARTAN OHIO MUNICIPAL INCOME FUND
SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND
SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
FIDELITY ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
TO BE HELD ON APRIL 14, 2004

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Municipal Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund (the funds) and at any adjournments thereof (the Meeting), to be held on April 14, 2004 at 10:00 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 17, 2004. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, [Name of Solicitor] may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. [Name of Solicitor] may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds and classes. The approximate anticipated cost of these services, is as follows:

Fund Name	Estimated cost for [Name of Solicitor] to call and solicit vote	Estimated cost for [Name of Solicitor] to receive vote over the phone
Spartan Municipal Income Fund	$	$
Spartan Michigan Municipal Income Fund	$	$
Spartan Minnesota Municipal Income Fund	$	$
Spartan Ohio Municipal Income Fund	$	$
Spartan Pennsylvania Municipal Income Fund	$	$
Spartan Short-Intermediate Municipal Income Fund	$	$
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A	$	$
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	$	$
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	$	$
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	$	$
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	$	$

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the funds and classes, provided the expenses do not exceed each fund's (except for Spartan Municipal Income Fund and Spartan Pennsylvania Municipal Income Fund) and class' existing voluntary expense caps as follows:

Fund Name	Expense Cap
Spartan Michigan Municipal Income Fund	0.55%
Spartan Minnesota Municipal Income Fund	0.55%
Spartan Ohio Municipal Income Fund	0.55%
Spartan Short-Intermediate Municipal Income Fund	0.53%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A	0.68%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	0.78%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	1.43%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	1.53%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	0.53%

Expenses exceeding each fund's (except for Spartan Municipal Income Fund and Spartan Pennsylvania Municipal Income Fund) and each class' voluntary expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The principal business address of FMR, each fund's investment adviser and administrator, and Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to the funds, is 1 Spartan Way, Merrimack, New Hampshire 03054. Fidelity International Investment Advisors (FIIA) located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) located at 25 Cannon Street, London EC4M 5TA, England are also sub-advisers to the the funds.

If the enclosed proxy or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/goto/proxies to determine the status of this scheduled shareholder Meeting.

Shares of each fund or class of the trust issued and outstanding as of December 31, 2003 are indicated in the following table:

Number of Shares
Spartan Municipal Income Fund
Spartan Michigan Municipal Income Fund
Spartan Minnesota Municipal Income Fund
Spartan Ohio Municipal Income Fund
Spartan Pennsylvania Municipal Income Fund
Spartan Short-Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class

[To the knowledge of the trust, substantial (5% or more) [record] [or] [beneficial] ownership of [each/the fund(s)] [and class] on December 31, 2003 was as follows:]

To the knowledge of the trust[s], no [other] shareholder owned [of record] [or] [beneficially] more than 5% of the outstanding shares of [each class of]the fund[s] on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on February 17, 2004 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

For a free copy of each fund's annual report for the fiscal year ended December 31, 2003 call 1-800-544-3198 for all funds except Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A, Class T, Class B, Class C, and Institutional Class; and call 1-877-208-0098 for Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A, Class T, Class B, Class C, and Institutional Class; or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. Approval of Proposal 2 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

1. TO AMEND THE DECLARATION OF TRUST TO ALLOW THE BOARD OF TRUSTEES, IF PERMITTED BY APPLICABLE LAW, TO AUTHORIZE FUND MERGERS WITHOUT SHAREHOLDER APPROVAL.

The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article XII, Section 4.3 of the Declaration of Trust. The amendment would allow the Trustees, in certain circumstances, to authorize a fund's merger or consolidation with, or sale of a fund's assets to, another operating mutual fund without a shareholder vote. Currently, these types of transactions require a shareholder vote.

The amendment will give the Trustees more flexibility and, subject to applicable requirements of the Investment Company Act of 1940 (1940 Act) and Massachusetts law, broader authority to act. The amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the proposed amendment may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

Shareholders have the right to vote on any Declaration of Trust amendment affecting their right to vote or on any matter submitted to the shareholders by the Trustees. On November 20, 2003, the Trustees approved the proposed amendment and also authorized its submission to the trust's shareholders for their approval at this Meeting.

Under certain circumstances, it may not be in shareholders' interests to require a shareholder meeting to approve a merger, consolidation, or asset sale transaction between funds. For example, two affiliated funds may have substantially the similar investment objectives but be offered through different sales channels. It may be beneficial to combine funds' assets. However, to approve such a transaction currently, the Trustees of the fund to be acquired would have to schedule a shareholder meeting in order to seek shareholder approval of the merger. The process of obtaining shareholder approval may make it more difficult and time-consuming to complete the merger, and, in general, would increase the costs associated with the merger. In such a case, it may be beneficial to shareholders to merge the funds without incurring the costs and delays of a shareholder meeting, provided the Trustees first determine the merger to be in shareholders' best interests.

Section 17 of the 1940 Act prohibits or limits certain transactions between affiliated funds. On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain cases, and to require shareholder approval in other cases. For example, Rule 17a-8 now permits affiliated funds to merge without shareholder approval if the advisory contracts and fundamental policies of the affiliated funds are not materially different. On the other hand, Rule 17a-8 requires shareholder approval of a merger of affiliated funds with materially different advisory contracts (which would include where the surviving fund's management fee is higher than the acquired fund's management fee), materially different, fundamental policies, or where 12b-1 fees, if any, of the surviving fund are higher than the 12b-1 fees, if any, of the acquired fund. The Rule also requires shareholder approval if, post-merger, shareholder-elected disinterested trustees of the acquired fund would not comprise a majority of the disinterested trustees of the surviving fund. In all cases, the trustees of each fund must determine that the merger is in the best interests of the fund and its shareholders and that shareholders' interests will not be diluted.

Massachusetts law, the state law under which the trust is organized, does not require shareholder approval of fund mergers, consolidations, or asset sales.

The proposed amendment to the Declaration of Trust will update the trust to permit fund mergers, consolidations, and asset sales without a shareholder vote, only if permitted by the 1940 Act and Massachusetts law. The amendment will provide the Trustees increased flexibility, which may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner.

As discussed above, any exercise of the Trustees' increased authority pursuant to the amendment remains subject to any applicable requirements of the 1940 Act and Massachusetts law. If the amendment is approved, the Board of Trustees will continue to be required to determine that any merger, consolidation, or asset sale transaction is in the best interests of a fund and that the interests of shareholders will not be diluted. The Trustees will evaluate any and all information reasonably necessary to make their determinations, and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.

Article XII, Section 4.3 of the Declaration of Trust addresses mergers, consolidations, and sales of fund assets. If approved, Confirm: Article XII, Section 4.3 will be amended as follows (new language is underlined; language to be deleted is [bracketed]):

ARTICLE XII

MISCELLANEOUS

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Trustees without the vote or consent of Shareholders[at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be]. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, Article XII, Section 4.3 of the Declaration of Trust will remain unchanged.

2. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at 14. It is intended that the enclosed proxy will be voted for the election as Trustees of the 14 nominees listed below unless such authority has been withheld in the proxy.

All nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Laura B. Cronin, George H. Heilmeier, and Robert L. Reynolds were selected by the trust's Governance and Nominating Committee (see page __) and were appointed to the Board on March 1, 2003, January 1, 2004, and March 1, 2003, respectively.

Except for William O. McCoy, each of the nominees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

In the election of Trustees, those 14 nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each nominee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (73)***

Year of Election or Appointment: 1984

Trustee of Fidelity Municipal Trust. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)***

Year of Election or Appointment: 2001

Trustee of Fidelity Municipal Trust. Senior Vice President of Spartan Michigan Municipal Income Fund (2001), Spartan Minnesota Municipal Income Fund (2001), Spartan Municipal Income Fund (2001), Spartan Ohio Municipal Income Fund (2001), Spartan Pennsylvania Municipal Income Fund (2001), and Spartan Short-Intermediate Municipal Income Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (59)

Year of Election or Appointment: 2003

Trustee of Fidelity Municipal Trust. Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Trustee of Fidelity Municipal Trust. Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Nominees:

Correspondence intended for each non-interested nominee (that is, the nominees other than the interested nominees) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
J. Michael Cook (61)

Year of Election or Appointment: 2001

Trustee of Fidelity Municipal Trust. Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Trustee of Fidelity Municipal Trust. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Trustee of Fidelity Municipal Trust. Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Trustee of Fidelity Municipal Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Trustee of Fidelity Municipal Trust. Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Trustee of Fidelity Municipal Trust. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Trustee of Fidelity Municipal Trust. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Trustee of Fidelity Municipal Trust. Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Trustee of Fidelity Municipal Trust. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Trustee of Fidelity Municipal Trust. Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

[As of December 31, 2003 the nominees, Trustees and officers of the trust and [each/the] fund[s] owned, in the aggregate, less than 1% of [each/the] fund['s/s'] outstanding shares.]

During the period January 1, 2003 through December 31, 2003, [the following transaction[s]/no transactions] [was/were] entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of four interested and ten non-interested Trustees, met 11 times during the fiscal year ended December 31, 2003. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" [beginning] on page __.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in [each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of December 31, 2003.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
Spartan Michigan Municipal Income Fund
Spartan Minnesota Municipal Income Fund
Spartan Municipal Income Fund
Spartan Ohio Municipal Income Fund
Spartan Pennsylvania Municipal Income Fund
Spartan Short-Intermediate Municipal Income Fund
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
Non-Interested Nominees
DOLLAR RANGE OF FUND SHARES	J. Michael Cook	Ralph F. Cox	Robert M. Gates	George H. Heilmeier	Donald J. Kirk
Spartan Michigan Municipal Income Fund
Spartan Minnesota Municipal Income Fund
Spartan Municipal Income Fund
Spartan Ohio Municipal Income Fund
Spartan Pennsylvania Municipal Income Fund
Spartan Short-Intermediate Municipal Income Fund
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	William S. Stavropoulos
Spartan Michigan Municipal Income Fund
Spartan Minnesota Municipal Income Fund
Spartan Municipal Income Fund
Spartan Ohio Municipal Income Fund
Spartan Pennsylvania Municipal Income Fund
Spartan Short-Intermediate Municipal Income Fund
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 2003.

Compensation Table*
Trustees and Member of the Advisory Board	Aggregate Compensation from Spartan Michigan	Aggregate Compensation from Spartan Minnesota	Aggregate Compensation from Spartan Municipal Income	Aggregate Compensation from Spartan Ohio	Aggregate Compensation from Spartan Pennsylvania	Aggregate Compensation from Spartan Short-Intermediate	Total Compensation from the Fund ComplexA
J. Michael Cook	$	$	$	$	$	$	$
Ralph F. Cox	$	$	$	$	$	$	$
Phyllis Burke Davis***	$	$	$	$	$	$	$
Robert M. Gates	$	$	$	$	$	$	$
George H. Heilmeier**	$	$	$	$	$	$	$
Donald J. Kirk	$	$	$	$	$	$	$
Marie L. Knowles	$	$	$	$	$	$	$
Ned C. Lautenbach	$	$	$	$	$	$	$
Marvin L. Mann	$	$	$	$	$	$	$
William O. McCoy	$	$	$	$	$	$	$ B
Cornelia M. Small****	$	$	$	$	$	$	$
William S. Stavropoulos	$	$	$	$	$	$	$

* Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

** During the period from March 1, 2003 through December 31, 2003, Dr. Heilmeier served as a Member of the Advisory Board. Effective January 1, 2004, Dr. Heilmeier serves as a Member of the Board of Trustees.

*** Ms. Davis served on the Board of Trustees through December 31, 2003.

**** Effective January 1, 2004, Cornelia M. Small serves as a Member of the Advisory Board.

A Information is for the calendar year ended December 31, 2002 for 271 funds of 57 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2002, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $111,000; Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Marie L. Knowles, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $141,000; William O. McCoy, $111,000; and William S. Stavropoulos, $100,579.95. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $40,014.95; Ralph F. Cox, $40,014.95; Phyllis Burke Davis, $50,879.70; Ned C. Lautenbach, $50,879.70; and William O. McCoy, $86,879.70. [TO BE UPDATED]

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2002, Mr. McCoy voluntarily elected to defer $36,000. [TO BE UPDATED]

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch and Cornelia M. Small are Members of the Advisory Board of Fidelity Municipal Trust. The executive officers of the funds include: Ms. Johnson, Dwight D. Churchill, Charles S. Morrison, Christine J. Thompson, Eric D. Roiter, Maria F. Dwyer, Timothy F. Hayes, Jennifer Taub, John R. Hebble, John H. Costello, Francis V. Knox, Jr., Mark Osterheld and Thomas J. Simpson. Additional information about Ms. Johnson can be found in Proposal 2. Additional information about the Members of the Advisory Board and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (70)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Municipal Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)
Year of Election or Appointment: 2004 Member of the Advisory Board of Fidelity Municipal Trust. [Biographical information to be updated.]
Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Christine J. Thompson (44)

Year of Election or Appointment: 1998

Vice President of Spartan Minnesota Municipal Income Fund and other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity Funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Jennifer Taub (37)

Year of Election or Appointment: 2003

Assistant Vice President of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. Ms. Taub is Assistant Vice President of Fidelity's Fixed-Income Funds (2003), Assistant Secretary of FIMM (2003), and is an employee of FMR.

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)

Year of Election or Appointment: 1986

Assistant Treasurer of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 1996

Assistant Treasurer of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has eight standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chairman. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2003, the committee held __ meeting[s].

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chairman. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2003, the committee held __ meeting[s].

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chairman), Kirk, and Stavropoulos), the Fixed-Income/International Committee (composed of Messrs. Gates (Chairman), Cook and Cox), and the Select Committee (composed of Mses. Davis (Chairman) and Knowles and Mr. McCoy). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, investment performance, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income/International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. During the fiscal year ended December 31, 2003, [each fund oversight committee held [[Number of Meetings]/no] meeting[s]./the Equity Committee held [[Number of Meetings]/no] meeting[s], the Fixed-Income/International Committee held [[Number of Meetings]/no] meeting[s], and the Select Committee held [[Number of Meetings]/no] meeting[s].]

The Shareholder Services, Brokerage and Distribution Committee is composed of Messrs. Cox (Chairman), Cook, Lautenbach, and Stavropoulos and Ms. Davis. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and direct fees to investors (other than sales loads), and the nature and quality of services rendered by FMR and its affiliates in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR which participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. Prior to January 2003, the Shareholder Services, Brokerage and Distribution Committee was broken out into three separate committees: the Committee on Service Fees and the Committee on Distribution Channels, both of which conferred periodically and met at least annually, and the Brokerage Committee, which normally met four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. [During the fiscal year ended [Month] [Day], [Year], the Shareholder Services, Brokerage and Distribution Committee held [[Number of Meetings]/no] meeting[s], the Committee on Service Fees held [[Number of Meetings]/no] meeting[s], the Committee on Distribution Channels held [[Number of Meetings]/no] meeting[s], and the Brokerage Committee held [[Number of Meetings[/no] meeting[s].]

The Audit Committee is composed of Messrs. Kirk (Chairman), Gates, and McCoy and Ms. Knowles. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, ii) the financial reporting processes of the Fidelity funds, iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, iv) the annual audits of the Fidelity funds' financial statements, and v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the Securities and Exchange Commission. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity fund's Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity fund's major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds and anti-money laundering requirements. During the fiscal year ended December 31, 2003, the committee held __ meeting[s].

The Governance and Nominating Committee is composed of Messrs. Mann (Chairman), Cox, and Gates. The committee meets as called by the Chair. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the Retirement Plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It monitors the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee also oversees the annual self-evaluation of the non-interested Trustees. The Governance and Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Fidelity funds. During the fiscal year ended December 31, 2003, the committee held __ meeting[s].

INDEPENDENT ACCOUNTANT

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent accountant for each fund. PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), has confirmed to the trust's Audit Committee that it is the independent accountant with respect to the funds.

The independent accountant examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund. The trust's Audit Committee has considered other non-audit services that were provided by PwC to FMR (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and entities controlling, controlled by, or under common control with FMR that provide ongoing services to the funds ("Fund Service Providers") that were not pre-approved by the trust's Audit Committee to be compatible with maintaining the independence of PwC in its their audit of the funds, taking into account representations from PwC, in accordance with ISB No.1, regarding its independence from the funds and its related entities. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee will review the services to determine whether they are appropriate and permissible under applicable law.

[Summary of Pre-Approval Policies and Procedures omitted pending revisions to the Policies and Procedures.]

Audit Fees. For each fund's fiscal years ended December 31, 2002 and December 31, 2003, the aggregate Audit Fees billed by PwC for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2002A	2003A
Spartan Michigan Municipal Income Fund	$29,000	$46,000
Spartan Minnesota Municipal Income Fund	$29,000	$46,000
Spartan Municipal Income Fund	$47,000	$58,000
Spartan Ohio Municipal Income Fund	$29,000	$47,000
Spartan Pennsylvania Municipal Income Fund	$29,000	$46,000
Spartan Short-Intermediate Municipal Income Fund	$31,000	$50,000
All funds in the Fidelity Group of Funds audited by PwC	$12,100,000	$9,400,000

A Aggregate amounts may reflect rounding.

Audit-Related Fees. In each of the fiscal years ended December 31, 2002 and December 31, 2003, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2002A, B	2003A, B
Spartan Michigan Municipal Income Fund	$500	$500
Spartan Minnesota Municipal Income Fund	$500	$500
Spartan Municipal Income Fund	$500	$500
Spartan Ohio Municipal Income Fund	$500	$500
Spartan Pennsylvania Municipal Income Fund	$500	$500
Spartan Short-Intermediate Municipal Income Fund	$1,000	$1,000

A Aggregate amounts may reflect rounding.

B For periods prior to May 6, 2003, amounts shown relate to non-audit services that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect.

In each of the fiscal years ended December 31, 2002 and December 31, 2003, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2002A, B	2003A, B
PwC	$0	$0

A Aggregate amounts may reflect rounding.

B For periods prior to May 6, 2003, amounts shown relate to non-audit services that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent accountant. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statue or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2002 and December 31, 2003 on behalf of each fund. For periods prior to May 6, 2003, SEC rules relating to the pre-approval of non-audit services were not in effect.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2002 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund. For periods prior to May 6, 2003, SEC rules relating to the pre-approval of non-audit services were not in effect.

Tax Fees. In each of the fiscal years ended December 31, 2002 and December 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2002A, B	2003A, B
Spartan Michigan Municipal Income Fund	$2,500	$2,500
Spartan Minnesota Municipal Income Fund	$2,500	$2,500
Spartan Municipal Income Fund	$2,500	$2,500
Spartan Ohio Municipal Income Fund	$2,500	$2,500
Spartan Pennsylvania Municipal Income Fund	$2,500	$2,500
Spartan Short-Intermediate Municipal Income Fund	$2,500	$2,500

A Aggregate amounts may reflect rounding.

B For periods prior to May 6, 2003, amounts shown relate to non-audit services that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect.

In each of the fiscal years ended December 31, 2002 and December 31, 2003, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2002 A, B	2003 A, B
PwC	$0	$0

A Aggregate amounts may reflect rounding.

B For periods prior to May 6, 2003, amounts shown relate to non-audit services that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2002 and December 31, 2003 on behalf of each fund. For periods prior to May 6, 2003, SEC rules relating to the pre-approval of non-audit services were not in effect.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2002 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund. For periods prior to May 6, 2003, SEC rules relating to the pre-approval of non-audit services were not in effect.

All Other Fees. In each of the fiscal years ended December 31, 2002 and December 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2002 A, B	2003 A, B
Spartan Michigan Municipal Income Fund	$1,000	$1,500
Spartan Minnesota Municipal Income Fund	$1,000	$1,500
Spartan Municipal Income Fund	$3,000	$4,000
Spartan Ohio Municipal Income Fund	$1,000	$1,500
Spartan Pennsylvania Municipal Income Fund	$1,000	$1,500
Spartan Short-Intermediate Municipal Income Fund	$1,500	$2,000

A Aggregate amounts may reflect rounding.

B For periods prior to May 6, 2003, amounts shown relate to non-audit services that would have been subject to pre-approval or may have been prohibited if the SEC rules relating to the pre-approval of non-audit services and auditor independence had been in effect.

In each of the fiscal years ended December 31, 2002 and December 31, 2003, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2002 A, B	2003 A, B
PwC	$0	$0

A Aggregate amounts may reflect rounding.

B For periods prior to May 6, 2003, amounts shown relate to non-audit services that would have been subject to pre-approval or may have been prohibited if the SEC rules relating to the pre-approval of non-audit services and auditor independence had been in effect.

Fees included in the All Other Fee category comprise services related to financial information systems design and implementation and consulting on other information systems.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2002 and December 31, 2003 on behalf of each fund. For periods prior to May 6, 2003, SEC rules relating to the pre-approval of non-audit services were not in effect.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2002 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund. For periods prior to May 6, 2003, SEC rules relating to the pre-approval of non-audit services were not in effect.

For the fiscal years ended December 31, 2002 and December 31, 2003, PwC billed aggregate fees of $1,700,000A and $1,500,000A for non-audit services rendered on behalf of the funds, FMR (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers that provided ongoing services to the funds.

A Aggregate amounts may reflect rounding.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, (for Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Pennsylvania Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund), or Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, (for Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A, Class T, Class B, Class C, and Institutional Class), whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Fidelity, Spartan, and Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

MUNI-PXY-0204	CUSIP #316412204/FUND #081
1.70787.101	CUSIP #316412303/FUND #082
CUSIP #316089507/FUND #037
CUSIP #316412105/FUND #088
CUSIP #316344209/FUND #402
CUSIP #316203207/FUND #404
CUSIP #316203801/FUND #1272
CUSIP #316203868/FUND #1275
CUSIP #316203884/FUND #1273
CUSIP #316203876/FUND #1274
CUSIP #316203850/FUND #1276

Form of Proxy Card: Spartan Minnesota Municipal Income Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and George H. Heilmeier, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on April 14, 2004 at 10:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)Date _____________________
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	FIDELITY MUNICIPAL TRUST

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3) PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)	1.
2.	To elect the fourteen nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier	(06) Abigail P. Johnson (07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach	(11) Marvin L. Mann (12) William O. McCoy (13) Robert L. Reynolds (14) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)	2.
	___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
(down arrow)	.MNF-PXC-0204	082	(down arrow)

Form of Proxy Card: Spartan Municipal Income Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and George H. Heilmeier, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on April 14, 2004 at 10:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)Date _____________________
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	FIDELITY MUNICIPAL TRUST

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3) PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)	1.
2.	To elect the fourteen nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier	(06) Abigail P. Johnson (07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach	(11) Marvin L. Mann (12) William O. McCoy (13) Robert L. Reynolds (14) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)	2.
	___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
(down arrow)	.HIY-PXC-0204	037	(down arrow)

Form of Proxy Card: Spartan Ohio Municipal Income Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and George H. Heilmeier, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on April 14, 2004 at 10:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)Date _____________________
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	FIDELITY MUNICIPAL TRUST

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3) PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)	1.
2.	To elect the fourteen nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier	(06) Abigail P. Johnson (07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach	(11) Marvin L. Mann (12) William O. McCoy (13) Robert L. Reynolds (14) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)	2.
	___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
(down arrow)	OFR-PXC-0204	088	(down arrow)

Form of Proxy Card: Spartan Pennsylvania Municipal Income Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and George H. Heilmeier, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on April 14, 2004 at 10:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)Date _____________________
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	FIDELITY MUNICIPAL TRUST

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3) PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)	1.
2.	To elect the fourteen nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier	(06) Abigail P. Johnson (07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach	(11) Marvin L. Mann (12) William O. McCoy (13) Robert L. Reynolds (14) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)	2.
	___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
(down arrow)	PFL-PXC-0204	402	(down arrow)

Form of Proxy Card: Spartan Short-Intermediate Municipal Income Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and George H. Heilmeier, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on April 14, 2004 at 10:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)Date _____________________
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	FIDELITY MUNICIPAL TRUST

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3) PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)	1.
2.	To elect the fourteen nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier	(06) Abigail P. Johnson (07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach	(11) Marvin L. Mann (12) William O. McCoy (13) Robert L. Reynolds (14) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)	2.
	___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
(down arrow)	STM-PXC-0204	404, 1272, 1273, 1274, 1275, 1276	(down arrow)

Form of Proxy Card: Spartan Michigan Municipal Income Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and George H. Heilmeier, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Municipal Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on April 14, 2004 at 10:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)Date _____________________
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

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...........................................................................	...........................................................................	FIDELITY MUNICIPAL TRUST

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

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Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3) PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)	1.
2.	To elect the fourteen nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier	(06) Abigail P. Johnson (07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach	(11) Marvin L. Mann (12) William O. McCoy (13) Robert L. Reynolds (14) William S. Stavropoulos	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)	2.
	___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
(down arrow)	.MIS-PXC-0204	081	(down arrow)